SUPPLEMENT, dated October 1, 2001
to PROSPECTUS, dated May 1, 2001
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                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    320 Park Avenue, New York, New York 10022

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Mutual of America  Capital  Management  Corporation  (Adviser),  the  investment adviser for the Investment Company, and Fred Alger Management, Inc. have agreed to the termination of their subadvisory agreement relating to approximately 10% of the All America Fund's assets, which are invested in small capitalization growth  stocks.  Effective  October 1,  2001,  the  Adviser  has  reassumed  all investment management responsibilities and Thomas P. Larsen has become the portfolio manager for this portion of the All America Fund. Mr. Larsen also is the portfolio manager for the Adviser's other portions of the All America Fund's
actively  managed  assets.  Accordingly,   the  Investment  Company  amends  its
Prospectus, dated May 1, 2001, as follows:

Page 1, Summary of How Our Funds Invest--All America Fund. In the second bulleted paragraph, the reference in the first sentence to "two Subadvisers" is changed to "one Subadviser", and the second sentence is revised to read: "The Adviser invests approximately 10% of the Fund's assets primarily in small capitalization value stocks, approximately 10% primarily in large capitalization value stocks, and approximately 10% in small capitalization growth stocks; the Subadviser invests approximately 10% of the Fund's assets primarily in mid- and large capitalization growth stocks."

Page 9, Subadvisers for a Portion of the All America Fund. The references to "two Subadvisers" and "each Subadviser" are changed to "Subadviser", and the paragraph regarding Alger Management is deleted in its entirety.

Page 10, Portfolio Managers--All America Fund. The paragraph regarding Alger Management is deleted in its entirety.

Page 12, All America Fund--Active Assets. The references to "two Subadvisers" and "Subadvisers" are changed to "Subadviser".

Page 13, All America Fund--Active Assets. The subsection "Fred Alger Management, Inc.--Small Capitalization Growth Stocks" is deleted in its entirety and replaced with the following:

      The Adviser--Small Capitalization Growth Stocks. The Adviser invests in stocks that the Adviser considers to have above-average growth potential, based on earnings, sales or prospective economic or political changes. The stocks often are traded in the over-the-counter market, rather than on an exchange.

      The Adviser evaluates each issuer of securities before making an investment decision (a bottom-up approach) in selecting stocks for this portion of the Fund. The Adviser continually reviews the universe of companies with small market capitalization to identify securities with growth characteristics that meet its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.